Exhibit 99.2

                                  Trading Plan
                                (SEC Rule 10b5-1)


     This Trading Plan is entered into as of August 14, 2003 among Steven R. Mills (the "Client") and Wachovia Securities (the "Broker").

     WHEREAS, the Client wishes to establish this Trading Plan to sell or purchase shares of common stock, no par value per share (the "Stock"), of Humboldt Bancorp (the "Issuer") from Account # 5929-1465 maintained with the Broker (the "Account"), in accordance with the requirements of SEC Rule 10b5-1.

     NOW, THEREFORE, the Client and the Broker agree as follows:

     1. The Client hereby IRREVOCABLY instructs the Broker to effect sales or purchases of shares of Stock of the Issuer from the Account in accordance with the attached Appendix A to Trading Plan ("Appendix A"). If the Client specifies a date for trading which is a weekend or holiday, the trade will not take place until after the opening of regular market trading hours on the next trading day.

     2. This Trading Plan is effective as of the date hereof and terminates upon the earlier of: (1) execution of the trades or expiration of the order relating to such trades as specified in Appendix A; or (2) six months from the date hereof.

     3. The Client represents and warrants that as of the date of this Trading Plan, the Client is not aware of any material nonpublic information concerning the Issuer or any securities of the Issuer (including the Stock) and is entering into this Trading Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The Client intends that this Trading Plan comply with the requirements of SEC Rule 10b5-1(c)(1).

     4. If the shares of Stock of the Issuer are "restricted securities" and/or the Client may be deemed an "affiliate" of the Issuer, as such terms are defined in Rule 144 of the Securities Act of 1933, the Client will provide the Broker with five executed copies of Form 144, which the Broker will complete and file on behalf of the Client. The Client understands and agrees that such Form 144 shall specify (a) that the trades are being effected in accordance with a Trading Plan intended to comply with Rule 10b5-1, (b) the date the Trading Plan was entered into, and (c) a statement that the representation regarding the Client's knowledge of material information is deemed to be made as of the date the Client entered into the Trading Plan. The Client agrees to notify the Broker immediately if there is any change in the Client's employment or "affiliate" status.

     5. The Client represents and warrants that the Client is currently permitted to sell or purchase Stock in accordance with the Issuer's insider trading policies and has obtained the approval of the Issuer's counsel to enter into this Trading Plan and that there are no contractual, regulatory or other restrictions applicable to the trades contemplated under this Trading Plan that would interfere with the Broker's ability to execute trades and effect delivery and settlement of such trades on behalf of the Client, other than restrictions with respect to which the Client has obtained all required consents, approvals and waivers. The Client shall notify the Broker immediately in the event that any of the above statements become inaccurate prior to the termination of this Trading Plan.

     6. The Client understands that the Broker may not be able to effect a trade, in whole or in part, due to a market disruption or a legal, regulatory or contractual restriction applicable to the Broker or any other event or circumstance. The Client also understands that the Broker may be unable to effect the trade consistent with ordinary principles of best execution due to insufficient volume of trading, failure of the Stock to reach and sustain a limit order price, or other market factors in effect on the trade date specified in Appendix A.

The Broker agrees that if the Issuer enters into a transaction that results, in the Issuer's good faith determination, in the imposition of trading restrictions on the Client, such as a stock offering requiring an affiliate lock-up, and if the Issuer and the Client shall provide the Broker written notice, signed by the Issuer and the Client confirmed by telephone, of such trading restrictions (Attn: ____________, Fax: ______________; Tel: ___________), at least three days prior to the date of the remaining trade(s) specified in Appendix A, then the Broker will stop effecting trades under this Trading Plan until notified in writing by the Issuer and the Client that such restrictions have terminated.

As soon as reasonably practicable after the cessation or termination of such market disruption, applicable restriction or other event or circumstance, the Broker shall resume effecting trades in accordance with the express provisions of this Trading Plan which are then applicable. Trades that are not executed as the result of any such event or circumstance shall not be deemed to be a part of this Trading Plan.

     7. This Trading Plan supersedes and replaces any prior instructions under SEC Rule 10b5-1 from the Client to the Broker with respect to the sale or purchase of shares from the Account.

     8. This Trading Plan shall be governed by and construed in accordance with the laws of the state of California.

     IN WITNESS WHEREOF, the parties hereto have signed this Trading Plan as of the date hereof.

Steven R. Mills                              Wachovia Securitities
Name of Client                               Name of Broker

By: /s/ Steven R. Mills                      By:    /s/ Charles Michael Ankrim
    ----------------------                          --------------------------
Name:  Steven R. Mills                       Name:  Charles Michael Ankrim,
       --------------------                         ----------------------
Title:                                       Title: Senior Vice President
       --------------------                         ---------------------

ACKNOWLEDGED:
Humboldt Bancorp

By:  /s/ Patrick J. Rusnak
     ---------------------
Name:  Patrick J. Rusnak
       -----------------
Title: Chief Financial Officer
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                           Appendix A to Trading Plan
                                (SEC Rule 10b5-1)
           [Instructions for Sale or Purchase of Stock of the Issuer]

Client Information: (check applicable boxes)

a) [X] I am    [ ] I am not    an officer, director or 10% owner of  the Issuer.
b) [X] I have  [ ] I have not been notified by Issuer that I may be deemed an
              "affiliate," as defined in Rule 144 of the Securities Act of 1933.


                          LONG SHARES HELD ON DEPOSIT:

      BUY               NUMBER         ORIGINAL          NATURE OF            DATE                     SPECIFY
      OR              OF SHARES        PURCHASE         ACQUISITION            OF                   MARKET ORDER or
      SELL                               DATE                             SALE/PURCHASE               LIMIT PRICE
                                   (for Sales only)                                          (If Limit Price indicate Day
                                                                                                or "Good Until Cancel")
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      Buy                2,000           N/A                N/A           Effective 8/15/03     100 shares purchased on the
                                                                                                second, third and fourth
                                                                                                Fridays of each month at a
                                                                                                price less not than $15.01 per
                                                                                                share and not greater than
                                                                                                $20.00 per share. If no shares
                                                                                                are purchased on a given Friday
                                                                                                because the price limit of
                                                                                                $20.00 per share is exceeded,
                                                                                                the 100 shares will carry
                                                                                                forward and be aggregated with
                                                                                                the share purchase for the next
                                                                                                Friday.  If no shares are
                                                                                                purchased on a given Friday
                                                                                                because the price is below the
                                                                                                floor of $15.01 per share, the
                                                                                                100 shares will not be carried
                                                                                                forward and aggregated for the
                                                                                                        next Friday.
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                EMPLOYEE STOCK OPTION SHARES (EXERCISE AND SELL):

      OPTION          GRANT         EXERCISE       NUMBER OF       NUMBER OF        DATE OF             SPECIFY
       TYPE           DATE           PRICE          SHARES         SHARES TO         SALE           MARKET ORDER or
      (NQ or                                     TO EXERCISE        BE SOLD                           LIMIT PRICE
       ISO)                                                                                   (If Limit Price indicate Day
                                                                                                  or "Good Until Cancel")
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o Share amounts listed shall be increased or decreased to reflect stock splits or other similar changes in the Issuer's capitalization that may occur prior to execution of the trades.
o    All market orders are day orders only on a "not held" basis.
o Limit price orders are at the limit price or better, beginning at the opening of regular market trading hours on the specified trade date and expiring at the close of regular market trading hours on the trade date, unless "Good Until Cancel" orders.
o "Good Until Cancel" orders are valid for 60 days and will be automatically canceled 60 calendar days from the date of the order, or the next trading day if the 60th day falls on a weekend or holiday, at the close of regular market trading hours.
o If any employee stock option expiration date is prior to the expiration of the "Good Until Cancel" order, the order and the corresponding exercise instructions are automatically canceled on the employee stock option expiration date.
o For employee stock options, if you specify market order and the market price on the exercise date does not exceed the exercise price of the options, the order is automatically canceled.

Steven R. Mills                                Wachovia Securitities
---------------                                ---------------------
Name of Client                                 Name of Broker

By:  /s/ Steven R. Mills                       By:    /s/ Charles Michael Ankrim
     --------------------                             --------------------------
Name:  Steven R. Mills                         Name:  Charles Michael Ankrim,
       ------------------                             ----------------------
Title:                                         Title: Senior Vice President
       ------------------                             ---------------------

ACKNOWLEDGED:
Humboldt Bancorp

By:  /s/ Patrick J. Rusnak
     ---------------------
Name:  Patrick J. Rusnak
       -----------------
Title: Chief Financial Officer
       -----------------------